Kenneth D. Wethe
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents,
that the undersigned hereby makes,
constitutes and appoints each of
John Harris Gurley, Thomas J.
Holly and Karen M. Singer, each
acting individually, as the
undersigned's true and lawful
attorney-in-fact, with full power
and authority as hereinafter
described on behalf of and in the
name, place and stead of the
undersigned to:
(1)	prepare, execute,
acknowledge, deliver and file
Forms 3, 4, and 5 (including any
amendments thereto) with respect
to the securities of CORPORATE
OFFICE PROPERTIES TRUST, a
Maryland real estate investment
trust, and/or CORPORATE OFFICE
PROPERTIES, L.P., a Delaware
limited partnership (the
'Company'), required to be filed
with the United States Securities
and Exchange Commission, any
national securities exchanges and
the Company pursuant to
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
and regulations promulgated
thereunder, as amended from time
to time (the 'Exchange Act');
(2)	seek or obtain, as the
undersigned's representative and
on the undersigned's behalf,
information on transactions in the
Company's securities from any
third party, including brokers and
employee benefit plan
administrators and trustees, and
the undersigned hereby authorizes
and approves any such release of
information; and
(3)	perform any and all
other acts which in the discretion
of such attorney-in-fact are
necessary or desirable for and on
behalf of the undersigned in
connection with the foregoing.
The undersigned acknowledges
that:
(1)	this Power of Attorney
authorizes, but does not require,
each such attorney-in-fact to act
in their discretion on information
provided to such attorney-in-fact
without independent verification
of such information;
(2)	any documents prepared
and/or executed by either such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney will be in such form
and will contain such information
and disclosure as such attorney-
in-fact, in his or her discretion,
deems necessary or desirable;
(3)	neither the Company nor
either of such attorneys-in-fact
assumes (i) any liability for the
undersigned's responsibility to
comply with the requirement of the
Exchange Act, (ii) any liability
of the undersigned for any failure
to comply with such requirements,
or (iii) any obligation or
liability of the undersigned for
profit disgorgement under Section
16(b) of the Exchange Act; and
(4)	this Power of Attorney
does not relieve the undersigned
from responsibility for compliance
with the undersigned's obligations
under the Exchange Act, including
without limitation the reporting
requirements under Section 16 of
the Exchange Act.
The undersigned hereby gives
and grants each of the foregoing
attorneys-in-fact full power and
authority to do and perform all
and every act and thing whatsoever
requisite, necessary or
appropriate to be done in and
about the foregoing matters as
fully to all intents and purposes
as the undersigned might or could
do if present, hereby ratifying
all that each such attorney-in-
fact of, for and on behalf of the
undersigned, shall lawfully do or
cause to be done by virtue of this
Limited Power of Attorney.
This Power of Attorney shall
remain in full force and effect
until revoked by the undersigned
in a signed writing delivered to
each such attorney-in-fact.
IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to be executed as of
this 8th day of August, 2003.

/s/ Kenneth D. Wethe
			Kenneth D. Wethe

STATE OF TEXAS		)
					)
COUNTY OF DALLAS		)
On this 8th day of August,
2003, Kenneth D. Wethe, personally
appeared before me, and
acknowledged that s/he executed
the foregoing instrument for the
purposes therein contained.
IN WITNESS WHEREOF, I have
hereunto set my hand and official
seal.

Lenor Phillips
Notary Public

My Commission Expires:4/24/05



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